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                      MFS GOVERNMENT LIMITED MATURITY FUND



                      Supplement to the Current Prospectus


The description of the portfolio manager under the "Management of the Fund Investment Adviser" section on page 9 has been revised to reflect that Kevin M. Cronin is now the portfolio manager of the Fund. Mr. Cronin, a Vice President of Massachusetts Financial Services Company (the "Adviser"), has been employed by the Adviser as a portfolio manager since 1993. Prior to 1993, Mr. Cronin was an investment officer at Liberty Mutual Insurance Company.

                The date of this Supplement is January 1, 1997.